PetIQ, Inc. Enters Into Definitive Agreement to Acquire the Capstar® portfolio of products from Elanco

Accretive, Strategic Bolt-on Acquisition Provides High-margin Revenue Opportunity and Further Bolsters Manufacturing

EAGLE, Idaho – January 13, 2020 – PetIQ, Inc. (“PetIQ” or the “Company”) (Nasdaq: PETQ), a leading pet medication and wellness company, and Elanco today announced they have executed a definitive agreement under which PetIQ will acquire Capstar®, the #1 oral over-the-counter (“OTC”) flea treatment product in the United States, from Elanco Animal Health, Inc. (“Elanco”) (NYSE: ELAN). The $95 million cash transaction has been unanimously approved by PetIQ’s and Elanco’s Board of Directors. PetIQ expects that this acquisition will be immediately accretive to earnings following the closing and thereafter. The closing of the transaction is contingent, and expected to occur, upon approval of the acquisition under a consent order issued by the U.S. Federal Trade Commission.

The Capstar portfolio is comprised of seven SKUs, including three private label SKUs which are sold under the Capaction® brand.  Capstar® is an oral tablet for the treatment of flea infestations on dogs, puppies, cats and kittens and is currently the best-selling oral OTC flea treatment product in the United States.  Additionally, Capstar® is the only oral OTC product for cats in the market today.

Cord Christensen, PetIQ’s Chairman and Chief Executive Officer commented, “We are excited to further enhance our manufactured product business with the addition of Capstar’s industry leading animal health product portfolio.  This accretive, strategic bolt-on transaction is a natural fit with our pet health and wellness platform.  We have been distributing the Capstar brand for several years and have a deep appreciation for the trust that pet parents have in their flea treatments, which is demonstrated by their very attractive position.  We believe that PetIQ is well positioned to support and grow Capstar across sales channels long-term.”

Strategic and Financial Benefits

PetIQ believes the combination will provide the following strategic and financial benefits:

•

Further Diversifies and Expands PetIQ’s Manufactured Pet Health and Wellness Branded Product Offerings: The addition of the Capstar portfolio complements PetIQ’s existing portfolio of manufactured products, which was recently expanded by the addition of products sold under the brands of Perrigo Animal Health.  The acquisition further supports the Company’s product category, brand, and sales channel diversity with a focus on accessible and affordable, high-quality flea infestation treatments.

•

Enhances Product Segment Financial Profile with High-margin Manufactured Product Line: The Capstar portfolio will represent the highest margin business within the PetIQ product segment.  The transaction and related assets are isolated to the products, brands and associated registrations and does not include any physical manufacturing assets or incremental labor.  The transition of the asset is supported by a 24 month manufacturing and service agreement with Elanco, who will systematically assist PetIQ in the transition of production to PetIQ’s state of the art facility in Omaha, NE.

Transaction Details

The assets associated with the Capstar portfolio will be acquired for $95 million in cash.  PetIQ will own the complementary product portfolio of Capstar’s highly recognized brand allowing for PetIQ to realize short, mid and long term value creation putting PetIQ in a more competitive position in anti-parasitics, a key growth segment of the animal health industry. The Company plans to finance the transaction within PetIQ’s existing debt facilities and cash on hand. Pro forma for the transaction, including the annualized EBITDA contribution of Capstar,  PetIQ expects an immaterial change to its net debt-to-Adjusted EBITDA leverage ratio.  PetIQ remains committed to reducing its leverage through a combination of organic growth and free cash flow.

About PetIQ

PetIQ is a leading pet medication and wellness company delivering a smarter way for pet parents to help their pets live their best lives through convenient access to affordable veterinary products and services.  The company engages with customers through more than 60,000 points of distribution across retail and e-commerce channels with its branded distributed medications, which is further supported by its own world-class medications manufacturing facility in Omaha, Nebraska.  The company’s national service platform, VIP Petcare, operates in over 3,400 retail partner locations in 41 states providing cost effective and convenient veterinary wellness services.  PetIQ believes that pets are an important part of the family and deserve the best products and care we can give them.  For more information, visit www.PetIQ.com.

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "may," "will," "should," "could" and similar expressions.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from any future results, performances, or achievements expressed or implied by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, our ability to successfully grow our business through acquisitions; our dependency on a limited number of customers; our ability to implement our growth strategy effectively; disruptions in our manufacturing and distribution chains; competition from veterinarians and others in our industry; reputational damage to our brands; economic trends and spending on pets; the effectiveness of our marketing and trade promotion programs; recalls or withdrawals of our products or product liability claims; our ability to manage our manufacturing and supply chain effectively; disruptions in our manufacturing and distribution chains; our ability to introduce new products and improve existing products; our failure to protect our intellectual property; costs associated with governmental regulation; our ability to keep and retain key employees; our ability to sustain profitability; and the risks set forth under the “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed from time to time with the Securities and

Exchange Commission.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results.  The forward-looking statements speak only as of the date on which they are made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Consequently, you should not place undue reliance on forward-looking statements.

CONTACT:

Investor Relations Contact:	Media Relations Contact:
ICR Jeff Sonnek 646-277-1263 jeff.sonnek@icrinc.com	ICR Cory Ziskind 646-277-1232 cory.ziskind@icrinc.com